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AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 13, 2004 TO THE CURRENT VARIABLE ANNUITY PROSPECTUSES
FOR:

EQUI-VEST(R) Employer-Sponsored Retirement Programs
EQUI-VEST(R) Series 100 & 300
EQUI-VEST(R)
EQUI-VEST(R) Express(SM)
EQUI-VEST(R) TSA Advantage(SM)
EQUI-VEST(R) Vantage(SM)
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This Supplement modifies certain information in the above-referenced
Prospectuses, Supplements to the Prospectuses and Statements of Additional Information dated May 1, 2004 as previously supplemented (together the "Prospectuses"). You should read this supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

AXA Equitable Life Insurance Company ("AXA Equitable") serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust (the "Trusts"). As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining and discontinuing the services of those advisers.

A. Effective December 13, 2004, the adviser changes described below will take effect for Portfolios in the Trusts. In some cases, the name of the Portfolios and their corresponding investment options will also change. The investment objectives of these Portfolios will remain the same. Not all of the Portfolios and corresponding investment options may be available under your Contract. See "Portfolios of the Trusts" in your Prospectus for more information.

   1. J.P. Morgan Investment Management, Inc. has been appointed to serve as the Adviser to the EQ/Putnam Growth & Income Value Portfolio, replacing Putnam Investment Management, LLC. Also, all references to EQ/Putnam Growth and Income Portfolio and investment option in your Prospectus should be replaced with its new name, EQ/JP Morgan Value Opportunities Portfolio or investment option.

   2. Capital Guardian Trust Company has been appointed to serve as the Adviser to the EQ/Putnam Voyager Portfolio, replacing Putnam Investment Management, LLC. Also, all references to EQ/Putnam Voyager Portfolio and investment option in your Prospectus should be replaced with its new name, EQ/Capital Guardian Growth Portfolio or investment option.

   3. Bear Stearns Asset Management Inc. has been appointed to serve as the Adviser to the EQ/Enterprise Small Company Growth Portfolio, replacing William D. Witter, Inc.

   4. J.P. Morgan Investment Management Inc. has been appointed to serve as an Adviser to the AXA Premier VIP International Equity Portfolio, replacing Bank of Ireland Asset Management (U.S.) Limited.

B. The following applies to all contracts (and/or new participant certificates under existing contracts) issued on or after January 1, 2005, except EQUI-VEST(R) Express:

   GUARANTEED INTEREST OPTION

   In "Contract features and benefits" under "Guaranteed interest option," the second sentence of the final paragraph is deleted in its entirety and replaced with the following:

     "Depending on your contract type, contract series, and the state where your contract is issued, the lifetime minimum guaranteed interest rate ranges from 1.00% to 3.00% (may be 4.00% for Corporate Trusteed contracts, Keogh Trusteed contracts and Series 100 NQ contracts)."

C. The following applies to all contracts except EQUI-VEST(R) Express, effective on or about January 31, 2005.

   REBALANCING YOUR ACCOUNT VALUE

   Under "Rebalancing your account value" in "Transferring your money among investment options," please note the following changes:

   1. The first paragraph up to and including "(a)" is deleted in its entirety and replaced with the following:

              Copyright 2004 AXA Equitable Life Insurance Company
888-1371 (12/04)newbz          All rights reserved.               134619 (12/04)
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      Our rebalancing program offers two Options that you can use to automatically reallocate your account value. Option I permits reallocation among the variable investment options only and Option II permits reallocation among the variable investment options and the guaranteed interest option. You must tell us:

      (a) in whole percentages only, the percentage you want invested in each variable investment option (and the guaranteed interest option, if applicable), and

   2. The second paragraph of the same section is deleted in its entirety and replaced with the following:

      While your rebalancing program is in effect, we will transfer amounts among each variable investment option (and the guaranteed interest option, if applicable), so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options (and guaranteed interest option, if applicable) must be included in the rebalancing program. Transfer restrictions out of the guaranteed interest option may apply in accordance with the last two bullets under "Transferring your account value," above, in this section. Any rebalancing election that would be a violation of the transfer restrictions will not be put into effect.

   3. The second and third sentences of the third paragraph of the same section are deleted in their entirety and replaced with the following:

      To be eligible, you must have (i) at least $5,000 of account value in the variable investment options for Option I, or (ii) at least $5,000 of account value in the variable investment options and the guaranteed interest option, combined for Option II. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

   4. The following is added after the third paragraph:

      If you have elected to use Option II, you may not choose either of the Investment Simplifier automatic options.

      The following applies to EQUI-VEST(R) Employer-Sponsored Retirement Programs contracts only:

   5. In the same section, the following is added as the last paragraph:

      For TSA, Corporate Trusteed and certain EDC contracts with outstanding loans only, on any rebalancing date where the amount to be transferred from the guaranteed interest option would cause a transfer from the Loan Reserve Account (which is part of the guaranteed interest option), the rebalancing program will be automatically cancelled. (See "Loans under TSA, governmental employer EDC and Corporate Trusteed contracts" in "Accessing your money," later in this prospectus.)


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